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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20429

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: July 25, 2006

                            WACCAMAW BANKSHARES, INC.
                 (Name of Small Business Issuer in its Charter)

             NORTH CAROLINA                                     52-2329563
     (State or other Jurisdiction of                          (IRS Employer
      incorporation or organization)                        Identification No.)

                 110 N. Powell Boulevard Whiteville, N.C. 28472
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                     (address of Principal Executive Office)

                                 (910) 641-0044
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                (Issuer's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

               This document contains 3 pages, excluding exhibits

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ITEM 8.01.   OTHER EVENTS

         The purpose of this Current Report on Form 8-K is to file the announcement of the filing of a registration statement for the sale of common stock

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

       (d) Exhibit 99.1 Waccamaw Bankshares, Inc. announces the filing of a registration statement for the sale of common stock

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                                   SIGNATURES

         According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on July 25, 2006.

                                                      WACCAMAW BANKSHARES, INC.

Date: July 25, 2006                                        /s/ James G. Graham
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                                                      By:  James G. Graham
                                                      Its: President & CEO